Prospectus Supplement	January 31, 2008

Putnam Capital Opportunities Fund Prospectus dated August 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the U.S. Small- and Mid-Cap Core Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Joseph Joseph (Portfolio Leader), Randy Farina (Portfolio Member), John Ferry (Portfolio Member) and Franz Valencia (Portfolio Member).

PUTNAM INVESTMENTS	249808 1/08